United States

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 3, 2022

ATLANTIC UNION BANKSHARES CORPORATION

(Exact name of registrant as specified in its charter)

Virginia	001-39325	54-1598552
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

1051 East Cary Street

Suite 1200

Richmond, Virginia 23219

(Address of principal executive offices, including Zip Code)

Registrant’s telephone number, including area code: (804) 633-5031

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $1.33 per share	AUB	The NASDAQ Global Select Market
Depositary Shares, Each Representing a 1/400th Interest in a Share of 6.875% Perpetual Non-Cumulative Preferred Stock, Series A	AUBAP	The NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

The Company held its Annual Meeting on May 3, 2022. At the Annual Meeting, the common shareholders of the Company: (i) elected each of the persons listed below under Proposal 1 to serve as a director of the Company for a term that will continue until the designated date (Proposal 1); (ii) ratified the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for 2022 (Proposal 2); and (iii) approved, on an advisory (non-binding) basis, the Company’s executive compensation disclosed in the Company’s 2022 Proxy Statement (Proposal 3).

The Company’s independent inspectors of election reported the vote of the common shareholders as follows:

Proposal 1: To elect nine directors to serve until the 2023 annual meeting of shareholders, or until the director’s mandatory retirement date, whichever is earlier:

Nominees:	Votes For	Votes Against	Abstain	Broker Non-votes
John C. Asbury	56,642,717	269,635	60,655	8,580,839
Patrick E. Corbin	56,520,942	360,651	91,413	8,580,839
Daniel I. Hansen	55,918,892	982,662	71,453	8,580,839
Jan S. Hoover	56,351,254	507,408	114,345	8,580,839
Thomas P. Rohman	53,940,573	2,992,762	39,672	8,580,839
Thomas G. Snead, Jr.	54,319,937	1,843,571	809,499	8,580,839
Ronald L. Tillett	56,237,124	691,622	44,261	8,580,839
Keith L. Wampler	56,605,747	303,460	63,800	8,580,839
F. Blair Wimbush	54,439,828	2,461,045	72,133	8,580,839

Proposal 2: To ratify the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2022:

Votes For	Votes Against	Abstain	Broker Non-votes
65,382,902	137,276	33,667	—

Proposal 3: To approve, on an advisory (non-binding) basis, the Company’s executive compensation as disclosed in the Company’s 2022 Proxy Statement:

Votes For	Votes Against	Abstain	Broker Non-votes
55,065,084	810,675	1,097,248	8,580,839

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ATLANTIC UNION BANKSHARES CORPORATION

Date: May 5, 2022	By:	/s/ Robert M. Gorman
Robert M. Gorman
Executive Vice President and
Chief Financial Officer

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